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                                                                       EXHIBIT D

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Units of beneficial interest of Alliance Resource Partners, L.P., a Delaware limited partnership, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 20th day of May, 2002.

                            By: /s/ Joseph W. Craft III
                                ------------------------------------------------
                                Name:  Joseph W. Craft III




                            ALLIANCE RESOURCE HOLDINGS, INC.


                            By: /s/ Thomas L. Pearson
                                ------------------------------------------------
                                Name:  Thomas L. Pearson
                                Title: Senior Vice President - Law and
                                Administration, General Counsel and Secretary



                            ALLIANCE RESOURCE HOLDINGS II, INC.


                            By: /s/ Thomas L. Pearson
                                ------------------------------------------------
                                Name:  Thomas L. Pearson
                                Title: Secretary



                            ALLIANCE RESOURCE GP, LLC


                            By: /s/ Thomas L. Pearson
                                ------------------------------------------------
                                Name:  Thomas L. Pearson
                                Title:  Senior Vice President - Law and
                                Administration, General Counsel and Secretary



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                            ALLIANCE MANAGEMENT HOLDINGS, LLC


                            By: /s/ Thomas L. Pearson
                                ------------------------------------------------
                                Name:  Thomas L. Pearson
                                Title: Secretary



                            AMH II, LLC


                            By: /s/ Thomas L. Pearson
                                ------------------------------------------------
                                Name:  Thomas L. Pearson
                                Title: Secretary